                                                               Execution Version


                                                                    EXHIBIT 99.1


                                VOTING AGREEMENT


         THIS VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of November 2, 2000, by and between Startec Global Communications Corporation, a Delaware corporation ("ACQUIROR"), Stars Acquisition Corp., a Delaware corporation ("MERGER SUB"), Walt Anderson ("ANDERSON") and Gold & Appel Transfer, S.A., a British Virgin Islands corporation ("G&A"). G&A is a stockholder (the "STOCKHOLDER") of Capsule Communications, Inc., a Delaware corporation ("TARGET").

                                    RECITALS

          A. Concurrently with the execution of this Agreement, Acquiror, Merger Sub, G&A, Foundation for the International Non-Governmental Development of Space, a Delaware corporation ("FINDS") and Target are entering into an Agreement and Plan of Reorganization (the "REORGANIZATION AGREEMENT") providing for the merger of Merger Sub with and into Target (such merger, or any alternative merger structure adopted pursuant to the Reorganization Agreement, the "MERGER"), on the terms and subject to the conditions set forth therein (a draft of which has been provided to G&A and Anderson). Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Reorganization Agreement.

          B. G&A is the record holder and beneficial owner of such number and class of shares of the outstanding capital stock of Target as is indicated on the final page of this Agreement (the "G&A SHARES").

          C. Anderson is the Secretary of G&A and currently has power-of-attorney to control G&A's actions vis-a-vis the G&A Shares.

          D. As a material inducement to enter into the Reorganization Agreement, Acquiror and Merger Sub (1) are requiring that G&A agree, and G&A is willing, among other things, to agree (a) to vote the G&A Shares and any other shares of capital stock of Target hereafter acquired by it so as to facilitate consummation of the Merger, and (b) not to engage in certain solicitation activities relating to an Acquisition Proposal, and (2) are requiring that Anderson agree, and Anderson is willing, among other things, to agree to cause the Stockholder to fulfill all of its obligations under this Agreement.

          NOW, THEREFORE, in consideration of these premises and mutual agreements, covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          1. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER AND ANDERSON. G&A and Anderson hereby jointly and severally represent and warrant to Acquiror and Merger Sub as follows:

                    (i) G&A is the record and beneficial owner of and has the sole right, power and authority to (a) vote, or direct the voting of, (b) dispose, or direct the disposal of, and

(c) convert, demand appraisal rights with respect to, and agree to all of the matters set forth in this Agreement with respect to, the G&A Shares. G&A has good and marketable title to the G&A Shares. The G&A Shares are free and clear of any Lien, claim, option, subscription, warrant, put, call, charge, right of first refusal, proxy or voting restrictions, rights of conversion or exchange, or other encumbrance or restriction except for the Lien created on 5,671,300 G&A Shares pursuant to that certain Amended and Restated Stock Pledge Agreement dated as of October 18, 2000 by and among G&A, FINDS, Revision LLC, Anderson and Donald A. Burns, in the form attached hereto as ANNEX II (the "BURNS PLEDGE AGREEMENT"). Other than pursuant to this Agreement and the Burns Pledge Agreement, G&A is not obligated under any agreement or understanding of any character, to transfer or sell any G&A Shares or any New Shares (as defined below). G&A will transfer and deliver to Acquiror immediately upon Closing valid title to the G&A Shares and any New Shares then owned by G&A free and clear of any Lien, claim, option, subscription, warrant, put, call, charge, right of first refusal, proxy or voting restrictions, rights of conversion or exchange, or other encumbrance or restriction, and together with all rights now or hereafter attaching to such shares.

                    (ii) G&A does not own, directly or indirectly, either beneficially or of record, or manage or control, any shares of capital stock of Target, or any securities or other interests convertible into or exercisable or exchangeable for, any shares of capital stock of Target, other than the G&A Shares and any shares of the capital stock of Target owned by FINDS, as to which G&A disclaims beneficial ownership. For the purposes of this Agreement, beneficial ownership has the meaning set forth in Rule 13d-3 of the Exchange Act.

                    (iii) Each of G&A and Anderson has full legal capacity, power and authority to make, enter into and carry out the terms of this Agreement, the Reorganization Agreement in the case of G&A, the Stock Restriction Agreement, and all other documents, certificates and instruments prepared in connection with the Merger (collectively, the "TRANSACTION DOCUMENTS"). G&A is a corporation duly organized and validly existing in good standing under the laws of the British Virgin Islands, and has all corporate powers required to carry on its business as now conducted. The execution and delivery of the Transaction Documents by each of G&A and Anderson, the performance by each of G&A and Anderson of its obligations thereunder, and the consummation of the transactions contemplated thereby, are within the corporate powers of G&A, have been duly and validly authorized by all necessary action on the part of G&A, and no other proceedings on the part of G&A or Anderson are necessary or advisable, and, assuming due authorization, execution and delivery by Acquiror and Merger Sub, each Transaction Document constitutes a legal, valid and binding obligation of each of G&A and Anderson, enforceable against each in accordance with its terms. The execution and delivery of each Transaction Document by G&A and Anderson does not, and the performance of G&A's obligations and Anderson's obligations thereunder will not, conflict with, violate, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any Lien on any G&A Shares or New Shares (as hereinafter defined) pursuant to, the certificate of incorporation, bylaws or analogous documents of G&A or any voting agreement, stockholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, contract, lease, or any other agreement, concession, license, permit, franchise or other instrument or obligation to which G&A or Anderson is a party or by which G&A or Anderson or the G&A Shares or New Shares are or will be bound or affected, or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to G&A or any of its assets or to Anderson.

                    (iv) Other than the filing of the Certificate of Merger in accordance with Delaware law and compliance with any applicable HSR requirements, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other person or entity is necessary or advisable for the execution, delivery or performance of any Transaction Document by G&A and by Anderson.

                    (v) There is no action, suit, investigation or proceeding pending against, or to the knowledge of G&A or Anderson, threatened against or affecting, G&A or any of its subsidiaries, or Anderson, or any of their respective properties, before any Governmental Entity which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated by the Transaction Documents. Neither G&A nor Anderson is aware of any fact or condition now existing that may give rise to any action, suit, proceeding, claim, arbitration or investigation against Target or any of the Target Subsidiaries or any of its or their properties or any of its or their officers of directors (in their capacities as such).

                    (vi) Neither G&A nor Anderson, directly or through any subsidiary, director, officer or affiliate, is currently in discussions with any third party in relation to any Acquisition Proposal.

                    (vii) There is no outstanding Liability (actual or contingent) owing from Target to G&A, Anderson, or any affiliate or associate thereof, nor is there any Liability owing to Target from any such person.

                    (viii) Except for Ferris, Baker Watts, Inc. (whose fees and expenses shall be borne by the Company in the amount of $510,000), there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of G&A or Anderson or any of G&A's subsidiaries who might be entitled to a fee or commission upon consummation of the transactions contemplated by this Agreement and by the other Transaction Documents.

                    (ix) Anderson is the Secretary of G&A and has a valid and binding power-of-attorney to control the voting and disposition of the G&A Shares. Other than pursuant to this Agreement, and the Burns Pledge Agreement, Anderson is not obligated under any agreement or understanding of any character, to transfer, vote or sell any G&A Shares or any New Shares. Anderson does not own, directly or indirectly, either beneficially or of record, any shares of capital stock of Target or any securities or other interests convertible into or exercisable or exchangeable for, any shares of capital stock of Target other than the G&A Shares (and any shares of the capital stock of Target owned by FINDS, as to which Anderson disclaims beneficial ownership). For the purposes of this Agreement, beneficial ownership has the meaning set forth in Rule 13d-3 of the Exchange Act.

                    (x) Anderson and G&A participated in the preparation of the Registration Statement and in conferences with officers and representatives of Target, Acquiror and FINDS at which the contents of the Registration Statement and related matters were discussed. Nothing has come to the attention of either G&A or Anderson that would lead it or him to believe that the Registration Statement or any amendment thereto (including documents incorporated by reference therein) as of the date thereof or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (xi) Neither G&A nor Anderson owns, directly or indirectly, either beneficially or of record, or manages or controls, any shares of capital stock of Acquiror, or any securities or other interests convertible into or exercisable or exchangeable for, any shares of capital stock of Acquiror.

          2.   COVENANTS OF THE STOCKHOLDER AND ANDERSON.

               2.1 AGREEMENT TO VOTE SHARES. The Stockholder hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of Target, however called (whether annual, special or adjourned), and in any action by written consent of the stockholders of Target, such Stockholder shall vote or cause to be voted the G&A Shares and any New Shares (as hereinafter defined) and any other equity interests in Target over which Stockholder has the sole or joint right to vote or control the voting (or execute, or control the execution of, as stockholder, any consent, certificate or other document relating to the Target that the law of the State of Delaware may permit or require): (i) in favor of (A) approval and adoption of the Reorganization Agreement and the Merger, and (B) any matter or transaction that is reasonably required to effect the Merger and the other transactions contemplated by the Reorganization Agreement, and (ii) against any Acquisition Proposal, and against any other matter which could reasonably be expected to facilitate any Acquisition Proposal. The Stockholder shall be present, in person or by proxy, at all meetings of shareholders of the Target or at any adjournment or adjournments thereof so that all G&A Shares and New Shares are counted for the purpose of determining the presence of a quorum at such meetings.

               2.2 NEW SHARES. The Stockholder and Anderson hereby agree that it shall not, and shall not permit any affiliate or associate, or any company, trust or other entity controlled in whole or in part by it to, without the prior written consent of Acquiror, purchase or otherwise acquire any shares of capital stock or other equity interest in Target or any other interest convertible into or exercisable or exchangeable therefor, or agree to do so, whether conditionally or unconditionally. Should the Stockholder or Anderson obtain ownership of additional interests in Target through stock split or dividend, it will notify Acquiror in writing promptly of such event. The Stockholder and Anderson agree that any shares of capital stock or other equity interest of Target or any other interest convertible into or exercisable or exchangeable therefor that the Stockholder or Anderson, with the prior written consent of Acquiror, purchases or with respect to which the Stockholder or Anderson otherwise acquires record or beneficial ownership (including, without limitation, by stock split or dividend, by exercise or grant of options, warrants or other convertible or derivative securities, by exchange or conversion of other instruments, or otherwise) after the execution of this Agreement and prior to the Expiration (as hereinafter defined) ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted G&A Shares. As used herein, the term "EXPIRATION" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement, or (ii) such date and time as the Reorganization Agreement shall have been terminated in accordance with its terms.

               2.3  PROHIBITION AGAINST TRANSFER.

                    (i) Each of Anderson and the Stockholder agrees that it shall not, and shall not permit any affiliate or associate, or any company, trust or other entity controlled in whole or in part by it, to (a) transfer (except as may be specifically required by court order or by operation of law, in which case any such transferee shall agree to be bound hereby), tender, assign, sell, exchange, pledge, hypothecate, or offer to transfer or sell or otherwise dispose of or encumber or create or suffer to exist any Lien, claim, option, subscription, warrant, put, call, charge, right of first refusal, proxy or voting restrictions, or rights of conversion or exchange, or other encumbrance or restriction, or grant any proxy or power of attorney, deposit into a voting trust or enter into a voting agreement, understanding or arrangement with respect to, any G&A Shares or any New Shares, or make any offer or agreement relating thereto, at any time prior to the Expiration, or (b) take any action that would have the effect of preventing, delaying or disabling Anderson or the Stockholder from performing their obligations under this Agreement. Notwithstanding the foregoing, the Stockholder retains the right to pledge the G&A Shares and the New Shares in the normal course of business as collateral for loans that may be extended to it, provided that the pledgee agrees in writing to all of the terms and restrictions of this Agreement and the Stock Restriction Agreement to the same extent as the Stockholder.

                    (ii) Each of Anderson and the Stockholder understands and agrees that if Anderson or such Stockholder attempts to transfer, vote or provide any other person with the authority to transfer or vote any of the G&A Shares or New Shares other than in compliance with this Agreement, Target shall not, and the Stockholder and Anderson hereby unconditionally and irrevocably instructs Target to not, permit any such transfer on its books and records, issue a new certificate representing any of the G&A Shares or New Shares or record such vote unless and until the Stockholder and Anderson shall have complied with the terms of this Agreement.

               2.4  INDEMNIFICATION.

                    (i) Anderson and the Stockholder (each, an "INDEMNIFYING PARTY") undertakes and agrees, jointly and severally, to indemnify and hold harmless Acquiror and Merger Sub, and Target after the Closing, and each of their respective current and future officers, directors, agents and employees, and each person, if any, who now and hereafter controls or may control Acquiror, Merger Sub or Target within the meaning of the Securities Act (each an "INDEMNIFIED PERSON") from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, or otherwise including, without limitation, reasonable legal fees, net of any recoveries under existing insurance policies or indemnities from third parties, arising out of any misrepresentation or nonfulfillment or breach of or default in connection with any of the undertakings, representations, warranties, covenants and agreements given or made by such Indemnifying Party in this Agreement, or caused by or attributable to such Indemnifying Party or to its agents, employees, or representatives. The indemnification set forth herein shall be in addition to any liability that Anderson or the Stockholder may otherwise have to the Indemnified Persons under the Reorganization Agreement or otherwise. Nothing in this Agreement shall limit the liability of Anderson or the Stockholder for any breach of any representation, warranty, undertaking, covenant or agreement if the Merger is not consummated.

                    (ii) Promptly after receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this Agreement, such Indemnified

Person shall submit notice thereof to the applicable Indemnifying Party. The omission by the Indemnified Person so to notify any Indemnifying Party of any such claim shall not relieve any Indemnifying Party from any liability they may have hereunder except to the extent that (a) such liability was caused or increased by such omission, or (b) the ability of such Indemnifying Party to reduce or defend against such liability was adversely affected by such omission. The failure of the Indemnified Person so to notify any Indemnifying Party of any such Claim shall not relieve Anderson or the Stockholder from any liability they may have otherwise than hereunder. The Indemnified Persons and the Indemnifying Parties shall cooperate with and assist one another in the defense of any claim and any action, suit or proceeding arising in connection therewith. The Indemnifying Party shall have the right to participate in any defense of such claim. The Indemnified Person shall have the right in its sole discretion to settle any such claim; PROVIDED, HOWEVER, that such Indemnified Person may not effect the settlement of any such claim without the consent of such Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed. In the event that any Indemnifying Party has consented to any such settlement, such consent shall be binding on the other as if the Stockholder and Anderson gave such consent.

               2.5 IRREVOCABLE PROXY. At Acquiror's request, the Stockholder and Anderson agree to promptly execute and deliver to Acquiror a proxy in the form attached hereto as ANNEX I (the "PROXY"), which shall be irrevocable, with respect to the G&A Shares, and any New Shares acquired by it. The parties agree that, by reason of the Reorganization Agreement, the Proxy is a proxy coupled with an interest in accordance with Section 212 of the Delaware General Corporation Law.

               2.6 Anderson hereby covenants and agrees to cause the Stockholder to fulfill in all respects its obligations hereunder.

               2.7 ADDITIONAL DOCUMENTS. Anderson and the Stockholder hereby covenant and agree to execute and deliver all additional documents and instruments reasonably required to carry out the intent of this Agreement.

               2.8 NO SOLICITATION. The Stockholder and Anderson agree that neither they nor any of their respective officers, directors, or employees (as applicable) shall, and the Stockholder and Anderson shall direct and use commercially reasonable efforts to cause their associates, agents and representatives (including, without limitation, any investment banker, attorney, or accountant retained by them) not to, directly or indirectly, take any action to solicit, encourage, entertain, review, initiate or participate in any Acquisition Proposal, or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal. As of the date hereof, neither the Stockholder nor Anderson is engaged in any negotiations or discussions relating to an Acquisition Proposal, and is not assisting, cooperating with or encouraging any Acquisition Proposal. The Stockholder and Anderson shall promptly notify Acquiror orally and in writing of, and keep it fully and currently informed on, any Acquisition Proposal or any inquiries with respect thereto, such written notification to include the identity of the person making such inquiry or Acquisition Proposal and such other information with respect thereto as is reasonably necessary to apprise Acquiror of the material terms of such Acquisition Proposal. The Stockholder and Anderson shall give Acquiror contemporaneous written notice upon engaging in discussions or negotiations with, or providing any information to, any such person regarding an Acquisition Proposal. Each party to this Agreement acknowledges that this SECTION 2.8 was a significant inducement for Acquiror to enter into this Agreement and the Reorganization Agreement and the absence of such provision would have resulted in either (i) a material reduction in the Merger consideration to be paid to the Stockholder, Anderson, and the other stockholders of Target or (ii) a failure to induce Acquiror to enter into this Agreement or the Reorganization Agreement.

               2.9 The Stockholder and Anderson will take such further actions, if any, as are necessary to waive any rights the Stockholder and Anderson may have under Delaware Law to make a demand for appraisal with respect to the G&A Shares or New Shares it owns.

               2.10 The Stockholder and Anderson hereby agree that through and until the Expiration, they shall not, and shall not permit any affiliate or associate, or any company, trust or other entity controlled in whole or in part by it or him to, purchase or otherwise acquire any shares of capital stock or other equity interest in Acquiror or any other interest convertible into or exercisable or exchangeable therefor, or agree to do so, whether conditionally or unconditionally.

               2.11 The Stockholder and Anderson undertake to promptly disclose to Acquiror, in writing, any matter or thing which may arise or become known to it or him after the date hereof and before the Effective Date which is inconsistent with any of the above representations, warranties or covenants or which might make any of them inaccurate or misleading if they were given at any and all times from the date hereof down to the Effective Date.

          3. CONSENT AND WAIVER. Anderson and the Stockholder hereby give any consents or waivers, without the payment of any premium, payments, penalties or other payment of any consideration of any kind whatsoever or triggering of any change of control or other rights, that are required for the consummation of the Merger under the terms of any agreements to which Anderson or the Stockholder is a party or pursuant to any other rights Anderson or the Stockholder may have.

          4. SURVIVAL. This Agreement shall terminate upon Expiration, except Sections 1, 2.4 and 5 hereof which shall survive termination of this Agreement

          5.   MISCELLANEOUS.

               5.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

               5.2 INTERPRETATION. The words "include," "includes," and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

               5.3 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto (whether by operation of law or otherwise) without prior written consent of the other parties hereto.

               5.4 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

               5.5 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that Acquiror will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder or Anderson set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Acquiror upon any such violation, Acquiror shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Acquiror at law or in equity and each of Anderson and the Stockholder hereby waive any and all defenses which could exist in its favor in connection with such enforcement and waive any requirement for the security or posting of any bond in connection with such enforcement.

               5.6 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and deemed to be sufficient if delivered in person, by telecopy or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or nationally-recognized courier (prepaid) to the respective parties as follows:

          IF TO ACQUIROR:
          Startec Global Communications Corporation
          10411 Motor City Drive
          Bethesda, MD 20817
          Telecopy: (301) 365-8787
          Attn: Yolanda Stefanou Faerber, Senior Vice President and General Counsel

          WITH A COPY TO:
          Piper Marbury Rudnick & Wolfe LLP
          6225 Smith Avenue
          Baltimore, MD 21209-3600
          Telecopy: (410) 580-3001
          Attn:  Wm. David Chalk

          IF TO G&A OR ANDERSON:
          C/o Revision LLC
          1023 31st Street
          Suite 300
          Washington, DC  20007
          Telecopy:  (202) 736-5065
          Attn:  Walt Anderson

          WITH A COPY TO:
          Swidler Berlin Shereff Friedman, LLP
          3000 K Street, N.W., Suite 300
          Washington, D.C. 20007
          Telecopy: (202) 424-7643
          Attn:  Sean P. McGuinness

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

               5.7 GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT LOCATED WITHIN THE STATE OF DELAWARE, IN CONNECTION WITH ANY MATTER BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE REORGANIZATION AGREEMENT OR THE MATTERS CONTEMPLATED HEREIN, AGREES THAT PROCESS MAY BE SERVED UPON THEM IN ANY MANNER AUTHORIZED BY THE LAWS OF THE STATE OF DELAWARE FOR SUCH PERSONS AND WAIVES AND COVENANTS NOT TO ASSERT OR PLEAD ANY OBJECTION WHICH THEY MIGHT OTHERWISE HAVE TO SUCH JURISDICTION AND SUCH PROCESS. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR ACQUIROR TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

               5.8 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, both written and oral, between the parties with respect to such subject matter. This Agreement is not intended to confer upon any other person any rights or remedies hereunder.

               5.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

               5.10 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

               5.11 LEGENDS. Any stock certificates representing the G&A Shares or the New Shares shall be legended at the request of Acquiror to reflect the agreements set forth in this Agreement.

               5.12 REMEDIES CUMULATIVE. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

               5.13 RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.




                            [SIGNATURE PAGES FOLLOW]

                                                               Execution Version


          IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                      GOLD & APPEL TRANSFER, S.A.
ATTEST:


/s/ Suzanna Kang           (SEAL)     /s/ Walt Anderson                  (SEAL)
---------------------------           -----------------------------------
Suzanna Kang                              Name:  Walt Anderson
                                          Title: Attorney-in-fact


Number and Class(es) of Shares Held Beneficially or of Record by Gold & Appel Transfer, S.A. COMMON STOCK: 14,461,301 SHARES OWNED BENEFICIALLY AND 14,461,301 SHARES OWNED OF RECORD.


                      [SIGNATURES CONTINUED ON FOLLOWING PAGE]


                                      STARTEC GLOBAL COMMUNICATIONS CORPORATION
ATTEST:


/s/ Yolanda Stefanou Faerber (SEAL)   /s/ Ram Mukunda                    (SEAL)
------------------------------        -----------------------------------
Yolanda Stefanou Faerber                  Name:  Ram Mukunda
Secretary                                 Title: President and CEO


ATTEST:                               STARS ACQUISITION CORP.


/s/ Yolanda Stefanou Faerber (SEAL)   /s/ Ram Mukunda                    (SEAL)
-----------------------------         -----------------------------------
Yolanda Stefanou Faerber                  Name:  Ram Mukunda
Secretary                                 Title: President and CEO


                      [SIGNATURES CONTINUED ON FOLLOWING PAGE]


ATTEST:                               WALT ANDERSON


/s/ Suzanna Kang             (SEAL)   /s/ Walt Anderson                  (SEAL)
-----------------------------         -----------------------------------
Suzanna Kang                              Walt Anderson, Individually


                             [END SIGNATURE PAGES]

                                     ANNEX I

                                IRREVOCABLE PROXY

          The undersigned stockholder of Capsule Communications, Inc., a Delaware corporation ("TARGET"), hereby irrevocably (to the fullest extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")) appoints Ram Mukunda, the Chief Executive Officer, and Prabhav Maniyar, the Chief Financial Officer, respectively, of Startec Global Communications Corporation, a Delaware corporation ("ACQUIROR"), and each of them, or any other designee of Acquiror, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Target that now are or hereafter may be owned beneficially or of record by the undersigned, and any and all other shares or securities of Target issued or issuable in respect thereof, or otherwise acquired by the undersigned on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Irrevocable Proxy. The Shares owned beneficially or of record by the undersigned stockholder of Target as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration (as defined below).

          This Irrevocable Proxy is irrevocable (to the fullest extent provided by the DGCL), is coupled with an interest and is granted in consideration of Acquiror entering into the Agreement and Plan of Reorganization (the "REORGANIZATION AGREEMENT") dated as of November 2, 2000 by and among Acquiror, Stars Acquisition Corp., a Delaware corporation ("MERGER SUB"), Target, Gold & Appel Transfer, S.A., and Foundation for the International Non-Governmental Development of Space, which agreement provides for the merger of Merger Sub with and into Target (the "MERGER") and in connection with a Voting Agreement dated as of November 2, 2000, by and among Acquiror, Merger Sub, Gold & Appel Transfer, S.A. and Walt Anderson. As used herein, the term "EXPIRATION" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement, or (ii) such date and time as the Reorganization Agreement shall have been terminated in accordance with its terms. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Reorganization Agreement.

          The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the DGCL), at every annual, special or adjourned meeting of the stockholders of Target, and in every written consent in lieu of such meeting as follows: (i) in favor of (A) approval and adoption of the Reorganization Agreement and the Merger, and (B) any matter or transaction that is reasonably required to effect the Merger and the other transactions contemplated by the Reorganization Agreement, and (ii) against any Acquisition Proposal, and against any other matter which could reasonably be expected to facilitate any Acquisition Proposal. The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

          All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal Representatives, successors and assigns of the undersigned.

          This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

          Any obligation of the undersigned hereunder shall be binding upon the heir, personal representatives, successors and assigns of the undersigned. THIS PROXY IS IRREVOCABLE.



Dated: ____________, 2000


STOCKHOLDER:

GOLD & APPEL TRANSFER, S.A.


By:                         (SEAL)
   -------------------------

Its:
    ------------------------



______ Shares of Common Stock owned beneficially and _______ shares owned of record.